UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SALEM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

April 18, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”). The Annual Meeting is scheduled to be held on Wednesday, May 18, 2005, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 9:30 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

(1)	the annual election of seven Salem directors,
(2)	a proposal to increase by 1,500,000 the number of shares of Class A common stock reserved for issuance under Salem’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”);
(3)	a proposal to re-approve the provision in the Plan establishing the maximum number of shares of Class A common stock available under awards to a single participant in any one calendar year; and
(4)	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2005.

The board of directors recommends that you vote FOR the election of the slate of director nominees, FOR the increase in shares of Class A common stock reserved for issuance under the Plan, FOR the re-approval of the provision in the Plan establishing the maximum number of Class A common stock shares available for grant to an individual in any one calendar year, and FOR ratification of appointment of the recommended independent registered public accounting firm. Please refer to the Proxy Statement for detailed information on each of the proposals. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 18, 2005.

On behalf of the board of directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON

Chairman of the Board

EDWARD G. ATSINGER III

President and Chief Executive Officer

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone Jonathan L. Block of Salem at (805) 987-0400.

PLEASE SIGN, DATE AND RETURN

THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 18, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”) will be held on Wednesday, May 18, 2005, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 9:30 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

1.	To elect seven persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.	To amend Salem’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”) to increase by 1,500,000 the number of shares of Class A common stock reserved for issuance thereunder;
3.	To re-approve the provision in the Plan establishing the maximum number of shares of Class A common stock available under awards to a single participant in any one calendar year;
4.	To ratify the selection of Ernst & Young LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of Salem’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on March 21, 2005, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder at the time and place of the Annual Meeting.

Holders of a majority of the voting power of the outstanding shares of the Class A common stock and of the Class B common stock must be present in person or by proxy in order for the Annual Meeting to be held. Therefore, we urge you to date, sign and return the accompanying proxy card in the enclosed postage prepaid envelope whether or not you expect to attend the Annual Meeting in person. If you attend the Annual Meeting and wish to vote your shares personally, you may do so by validly revoking your proxy as described below.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by: (i) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate box on the enclosed proxy card.

By order of the board of directors

JONATHAN L. BLOCK

Secretary

Camarillo, California

April 18, 2005

YOUR VOTE IS IMPORTANT.

TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY

CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 18, 2005

i

ii

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “board” or the “board of directors”) of Salem Communications Corporation, a Delaware corporation (“Salem” or the “Company”), of proxies for use at the 2005 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the following proposals:

Proposal 1	The election of the seven directors nominated by the Company’s board of directors to serve until the annual meeting of stockholders to be held in the year 2006 or until their respective successors are duly elected and qualified.

Proposal 2	The amendment of Salem’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”) to increase by 1,500,000 the number of shares of common stock reserved for issuance thereunder.

Proposal 3	The re-approval of the provision in the Plan establishing the maximum number of shares of Class A common stock available under awards to a single participant in any one calendar year.

Proposal 4	The ratification of the selection of Ernst & Young LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

For information regarding these proposals, see the sections of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS,” “PROPOSAL 2—INCREASE IN COMMON STOCK SHARES AVAILABLE UNDER 1999 STOCK INCENTIVE PLAN,” “PROPOSAL 3—APPROVAL OF THE 1999 STOCK INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE,” and “PROPOSAL 4—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such proxy card for such directors, FOR the increase in shares of Class A common stock reserved for issuance under the Plan, FOR the re-approval of the provision in the Plan establishing the maximum number of Class A common stock shares available for grant to an individual in any one calendar year, and FOR ratification of appointment of the recommended independent registered public accounting firm, as the holder of such shares is entitled to vote. Although management does not know of any matter other than the four proposals described above to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by: (i) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the Company is 4880 Santa Rosa Road, Camarillo, California 93012, and its telephone number is (805) 987-0400.

Record Date, Quorum and Voting

Only stockholders of record on March 21, 2005 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 20,410,367 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”) (the Class A common stock and the Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the Company ’s Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two “Independent Directors.” The two Independent Directors shall be elected by a plurality of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining five directors will be elected by a plurality of the votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

The presence, in person or by proxy, of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to Proposals 2, 3 and 4, votes may be cast for, against or to abstain. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A common stock and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

Solicitation

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the Securities and Exchange Commission (“SEC”) permits a single set of such documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the Company’s stockholders whose shares are registered in the name of such bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and/or Proxy Statement, as applicable, will be mailed to an address at which two or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, such stockholder should telephone toll-free 1-800-542-1061. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of a Proxy Statement or Annual Report, as applicable, for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the Company at the address or telephone number listed on page 2 of this Proxy Statement. Similarly, a stockholder may use any of these methods if such stockholder is receiving multiple copies of a Proxy Statement or Annual Report and would prefer to receive a single copy in the future.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The board of directors presently consists of seven members. There is one vacancy as a result of the retirement of Donald P. Hodel from the board of directors effective March 25, 2005. Mr. Hodel served as a member of the audit committee of the board of directors through such time and participated in the preparation of the “Audit Committee Report” included in this Proxy Statement.

The following table sets forth certain information as of April 18, 2005, except where otherwise indicated, with respect to the directors of the Company. Each of the directors of the Company serves a one-year term and all directors are subject to re-election at each annual meeting of stockholders.

Name of Director	Age	First Became Director of Company	Position Held with the Company
Stuart W. Epperson	68	1986	Chairman of the Board
Edward G. Atsinger III	65	1986	President, Chief Executive Officer and Director
David Davenport	54	2001	Director
Eric H. Halvorson	56	1988	Director
Roland S. Hinz	66	1997	Director
Judge Paul Pressler	74	2002	Director
Richard A. Riddle	60	1997	Director

Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years and other relevant experience.

Stuart W. Epperson

Mr. Epperson has been Chairman of the Board of Salem since its inception in 1986. He is also a director of Salem Communications Holding Corporation, a wholly owned subsidiary of Salem. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. In addition, he is a member of the board of directors of the National Religious Broadcasters. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger’s sister.

Edward G. Atsinger III

Mr. Atsinger has been President, Chief Executive Officer and a director of Salem since 1986 and a director of each of Salem’s subsidiaries since their inception. He has been engaged in the ownership and operation of radio stations since 1969. Mr. Atsinger has been a member of the board of directors of the National Religious Broadcasters for more than eight years; he was re-elected to a three-year term on that board in February 2004. Mr. Atsinger has also been a member of the board of directors of Oaks Christian High School since 1999. Mr. Atsinger is the brother-in-law of Mr. Epperson.

David Davenport

Mr. Davenport has been a director of Salem since November 2001. Mr. Davenport is a distinguished professor of public policy at Pepperdine University and has served in that position since August 2003. He is also a research fellow at the Hoover Institution and has served in that position since August 2001. Mr. Davenport was the Chief Executive Officer of Starwire Corporation, a software service company formerly known as Christianity.com, from June 2000 to June 2001. Mr. Davenport served as President of Pepperdine University from 1985 to 2000 and from 1980 through 1985, he served as a Professor of Law, General Counsel, and Executive Vice President of the University. Mr. Davenport currently serves on the governing and advisory boards of Hope Network Ministries, Forest Lawn Memorial Parks Association and National Legal Center for the Public Interest. He also serves on the advisory board of Inside Track Learning. Mr. Davenport serves on the board of directors of Ameron International Corporation.

Eric H. Halvorson

Mr. Halvorson has been a director of Salem since 1988. Mr. Halvorson is currently the Chairman of the Board of The Thomas Kinkade Company and was the President and Chief Executive Officer of The Thomas Kinkade Company from 2003 to January 2005. Mr. Halvorson was a Visiting Professor at Pepperdine University from 2000 to 2003. Mr. Halvorson was Chief Operating Officer of Salem from 1995 to 2000 and Executive Vice President of the Company from 1991 to 2000. From 1991 to 2000, Mr. Halvorson also served as General Counsel to the Company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of Salem. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973. Mr. Halvorson is a member of the board of directors of Intuitive Surgical, Inc.

Roland S. Hinz

Mr. Hinz has been a director of Salem since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1982. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, which operates 19 Hispanic radio stations in Southern California. Mr. Hinz also serves on the board of directors of the Association of Community Education, Inc., a not-for-profit corporation operating radio station KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California. Mr. Hinz also serves on the board of directors of Truth for Life, non-profit organization that is a customer of the Company.

Judge Paul Pressler

Judge Paul Pressler has been a director of Salem since March 2002. Judge Paul Pressler is also a board member of the Free Market Foundation and KHCB Network, a non-profit corporation which owns Christian radio stations in Texas and Louisiana, and a board member of National Religious Broadcasters. He has been an active leader in the Southern Baptist Convention. Additionally, he is a member of the Texas Philosophical Society. Since 2000, Judge Paul Pressler has been a partner in the law firm of Woodfill & Pressler, a director of Revelation, Inc., and has been in private mediation practice. A retired justice of the Texas Court of Appeals, Judge Paul Pressler was appointed Justice of the Texas Court of Appeals in 1978, serving until 1992. Judge Paul Pressler also served as District Judge from 1970 to 1978. From 1958 to 1970, he was associated with the law firm of Vinson & Elkins.

Richard A. Riddle

Mr. Riddle has been a director of Salem since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to individuals and manufacturing companies. Mr. Riddle was the president of Richray Industries, a holding company for various manufacturing companies from 1991 to 2004, when it was sold. He was President and a majority stockholder of I. L. Walker Company from 1988 to 1997 when that company was sold. He also was Chief Operating Officer and a major stockholder of Richter Manufacturing Corp. from 1970 to 1987.

Director Independence and Executive Sessions

In March 2005, the Company’s board of directors evaluated the independence of each of Salem’s directors pursuant to standards set forth in the listing regulations of the National Association of Securities Dealers, Inc., as approved by the Securities and Exchanges Commission (“NASDAQ Rules”). During this review, the board of directors considered various transactions and relationships among directors (and their affiliates or family members), members of the Company’s senior management, affiliates and subsidiaries of the Company and certain other parties that occurred during the past three fiscal years. This review was conducted to determine whether, under the NASDAQ Rules, any such relationships or transactions would affect the board of directors’ determination as to each director’s independence from management.

Upon conclusion of this review, the board of directors determined that, of the directors nominated for election at the Annual Meeting, a majority of the board (comprised of Messrs. Davenport, Hinz, Pressler and Riddle) is independent of Salem and its senior management as required by the NASDAQ Rules.

The NASDAQ Rules also require that independent members of the board of directors meet periodically in executive sessions during which only independent directors are present. the Company’s independent directors have met separately in such executive sessions and in the future will regularly meet in executive sessions as required by the NASDAQ Rules.

Committees of the Board of Directors

The Company’s board of directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table identifies the independent members of the board of directors and lists the members and chairman of each of these committees:

BOARD COMMITTEE MEMBERSHIP

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stuart W. Epperson
Edward G. Atsinger III
David Davenport	X		X	X
Eric H. Halvorson		X
Roland S. Hinz	X	X	C	X
Judge Paul Pressler	X			C
Richard A. Riddle	X	C	X	X

X	= Current member of committee.
C	= Current member and chairman of the committee

Audit Committee

The Audit Committee currently consists of Messrs. Riddle (Chairman), Halvorson and Hinz. The board of directors has determined that Mr. Riddle, the Audit Committee Chairperson, is independent under the NASDAQ Rules and qualifies as an “audit committee financial expert,” as defined and required by applicable SEC rules and regulations.

The Audit Committee met four times in 2004 and operates under a written charter adopted by the board of directors, a copy of which was attached as Appendix A to the Company’s Proxy Statement filed with the SEC on April 29, 2003. This charter is also available on Salem’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company ’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Audit Committee’s responsibilities are generally to assist the board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, recommends to the board of directors the engagement of the Company’s independent registered public accounting firm, approves the fees for the Company’s independent registered public accounting firm, monitors and reviews the quality, activities and functions of the Company’s independent registered public accounting firm, and monitors the adequacy of the Company’s operating and internal controls and procedures as reported by management and the Company’s independent registered public accounting firm. The Audit Committee Report set forth later in this Proxy Statement provides additional details about the duties and activities of this committee.

All members of the Audit Committee, except Eric H. Halvorson, have been determined by the board to be independent under the NASDAQ Rules. Mr. Halvorson formerly served with the Company in several capacities, including as its chief operating officer for five years and its general counsel for 12 years. He resigned from the Company in 2000, but continued to render legal services to the Company thereafter pursuant to an independent contractor agreement. Mr. Halvorson ceased providing such services to the Company in 2002.

Mr. Halvorson could not be determined by the board to be “independent” because, in 2002, he received more than $60,000 in total compensation from the Company in connection with consulting services provided by Mr. Halvorson under the independent contractor agreement. This consulting arrangement was terminated in June 2003 and Mr. Halvorson did not perform any consulting services for the Company in 2003 or 2004. The Company believes that Mr. Halvorson will be eligible to be determined by the board as “independent” under the NASDAQ Rules in January 2006.

The Company’s board of directors initially determined that the addition of Mr. Halvorson to the Audit Committee as of November 15, 2001, was necessary in the best interests of the Company and its stockholders because of his extensive industry and professional accounting expertise. In March 2005, the board of directors determined that the continued membership of Mr. Halvorson on the Audit Committee remains in the best interests of the Company and complies with applicable NASDAQ Rules permitting the appointment of one non-independent director to the Audit Committee in exceptional and limited circumstances.

Compensation Committee

The Compensation Committee currently consists of Messrs. Hinz (Chairman), Davenport and Riddle. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the Company’s senior officers and employees and to recommend to the board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the Company’s Amended and Restated 1999 Stock Incentive Plan. The Compensation Committee Report set forth later in this Proxy Statement provides additional details concerning the committee’s determination of compensation for the Company’s senior management.

The Compensation Committee held four meetings in 2004. The Compensation Committee meets at least twice annually and at additional times as are necessary or advisable to fulfill all of its duties and responsibilities. The board of directors has adopted a written charter for the Compensation Committee. This charter is available on Salem’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Pressler (Chairman), Davenport, Hinz and Riddle, each of whom is independent under the NASDAQ Rules. This committee was established as a standing committee by the board in March 2004 and the committee met two times in 2004. The board has directed this committee to meet at least twice annually and at additional times as are necessary or advisable to fulfill all of its duties and responsibilities.

The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee. This charter is available on Salem’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Nominating and Corporate Governance Committee is authorized to: (i) develop and recommend a set of corporate governance standards to the board of directors for adoption and implementation, (ii) identify individuals qualified to become members of the board of directors, (iii) recommend that director nominees be elected at the Company’s next annual meeting of stockholders, (iv) recommend nominees to serve on each standing committee of the board of directors, (v) lead in the annual review of board performance and evaluation of the board’s effectiveness, (vi) ensure that succession planning takes place for the position of chief executive officer and other key company senior management positions, and (vii) analyze, review and, where appropriate, approve all related party transactions to which the Company or its subsidiaries or affiliates are a party, all in accordance with applicable rules and regulations.

To qualify as a nominee for service on the board of directors, a candidate must have sufficient time and resources available to successfully carry out the duties required of a Salem board member. The committee desires to attract and retain highly qualified directors who will diligently execute their responsibilities and enhance their knowledge of the Company’s core businesses.

The Nominating and Corporate Governance Committee implements Salem’s policy regarding stockholder nominations by considering nominees for director positions that are made by the Company’s stockholders. Any stockholder desiring to make such a nomination must submit in writing the name(s) of the recommended nominees to the Secretary of the Company at the Company’s principal executive office at least 90 days before the annual meeting of stockholders. The written submission must also contain biographical information about the proposed nominee, a description of the nominee’s qualifications to serve as a member of the board of directors, and evidence of the nominee’s valid consent to serve as a director of the Company if nominated and duly elected.

The Company’s directors provide oversight of Salem’s management and play a key role in shaping the strategic direction of the Company. Consistent with the Company’s Nominating and Corporate Governance Charter, the Committee considers various criteria in candidates for membership to the board of directors, including, among others, independence, character, judgment and business experience, as well as their appreciation of the Company’s core purpose, core values, and whether they have time available to devote to board activities. The Committee also considers whether a potential nominee would satisfy:

1.	NASDAQ’s criteria of director “independence”; and

2.	The SEC’s definition of “audit committee financial expert”.

Whenever a vacancy exists on the board of directors due to expansion of the board’s size or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee utilizes a variety of methods to identify and evaluate potential director nominees. The Committee considers recommendations of management, stockholders and others. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the board of directors, including its overall size, structure, backgrounds and areas of expertise of existing directors and the relative mix of independent and management directors. The Nominating and Corporate Governance Committee also considers the specific needs of the various committees of the board of directors. The Committee recommends potential director nominees to the full board of directors, and final approval of a candidate for nomination is determined by the full board of directors. This evaluation process is the same for director nominees who are recommended by our stockholders.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the 2005 Annual Stockholders’ Meeting. None of the directors serving on the Audit Committee, the Compensation Committee, or the Nominating and Corporate Governance Committee are employees of the Company.

Director Attendance at Board Meetings and 2004 Annual Meeting of Stockholders

The full board of directors held four meetings in 2004. During 2004, each of the Company’s incumbent directors attended all of the meetings of the full board of directors and all meetings of the committees of the board of directors on which they served, except that Donald P. Hodel did not attend the June 10, 2004 and November 10, 2004 meetings of the Nominating and Corporate Governance Committee. The Company encourages, but does not require, that each director attend the annual meeting of stockholders. In 2004, each of the Company’s incumbent directors except Mr. Hodel attended the annual meeting of stockholders.

Compensation of Directors

Directors’ Fees.    Officers of Salem who also serve as directors do not receive compensation for their services as directors, other than the compensation they receive as officers of Salem. In 2004, directors of Salem who were not also officers or employees of Salem received a quarterly retainer of $5,000, $2,500 for attending each regularly scheduled meeting of the board of directors, $1,000 for attending each regularly scheduled meeting of any committee of the board of directors, and $1,000 for acting as the chairperson of each regularly scheduled meeting of any committee of the board of directors. Directors of Salem are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at board and committee meetings.

Stock Option Grants.    In return for their service, directors of Salem who were not also officers or employees of Salem were each granted options to purchase 2,500 shares of Salem’s Class A common stock on September 8, 2004. All of these options vested immediately upon grant.

Employment and Consulting Agreements.    Messrs. Atsinger and Epperson are employed as officers of Salem pursuant to Employment Agreements. Mr. Halvorson was employed by Salem as a consultant pursuant to a Consulting Agreement that was terminated in 2002. For more information regarding the Employment Agreements, see “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements.” For more information regarding the Consulting Agreement, see “RELATED PARTY TRANSACTIONS—Agreement with Mr. Halvorson.”

Communications Between Stockholders and the Board

The Company has historically handled communications between stockholders and the board of directors on an ad hoc basis. No formal policy or process for such communications has been adopted by the Company as of the date of this Proxy Statement. The Company has, however, taken actions to ensure that the views of its stockholders are communicated to the board or one or more of its individual directors, as applicable. The board considers its responsiveness to such communications as timely and exemplary. In order to comply with best practices in this area, however, the Nominating and Corporate Governance Committee will, at a future meeting, give consideration to the adoption of a formal, written process addressing stockholder communications to the board. If a formal process is adopted by the Nominating and Corporate Governance Committee, it will be made available on the Company’s Internet website (www.salem.cc.) Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Financial Code of Conduct

The Company has adopted a Financial Code of Conduct that applies to each director and employee of Salem (including without limitation the Company’s Chief Executive Officer, Chief Financial Officer and Controller). This Financial Code of Conduct has been adopted by the board as a “code of ethics” that satisfies applicable SEC requirements and NASDAQ Rules. The Financial Code of Conduct is available on Salem’s Internet website (www.salem.cc) and a copy of the code may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Executive Officers

Set forth below are the executive officers of the Company, together with the positions held by those persons as of April 12, 2005. The executive officers are elected annually and serve at the pleasure of the Company’s board of directors; however, the Company has entered into Employment Agreements with Messrs. Atsinger, Epperson and Evans, which agreements are described under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements” below.

Name of Executive Officer	Age	Position Held with the Company
Stuart W. Epperson	68	Chairman of the Board
Edward G. Atsinger III	65	President, Chief Executive Officer and Director
Joe D. Davis	61	Executive Vice President and Chief Operating Officer
David A.R. Evans	42	Executive Vice President and Chief Financial Officer
Greg R. Anderson	58	President of Salem Radio Network®
James R. Cumbee	52	President of Non-Broadcast Media
Jonathan L. Block	38	Vice President, General Counsel and Secretary
Evan D. Masyr	33	Vice President of Accounting and Corporate Controller

Set forth below is certain information concerning the business experience during the past five years and other relevant experience of each of the individuals named above (excluding Messrs. Atsinger and Epperson, whose business experience is described in the above section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors”).

Joe D. Davis

Mr. Davis has been Salem’s Executive Vice President and Chief Operating Officer since March 2005. Prior to that time, Mr. Davis was Executive Vice President of Radio since 2003, Executive Vice President, Operations since 2001, Senior Vice President of Salem since 2000, Vice President, Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He was also the General Manager of WWDJ-AM since 1994. He has previously served as Vice President and Executive Director of the Christian Fund for the Disabled as well as President of Practice Resources, Inc., Davis Eaton Corporation and Vintage Specialty Advertising Company. He has been involved professionally in various aspects of broadcasting since 1967.

David A. R. Evans

Mr. Evans has been Executive Vice President and Chief Financial Officer of Salem since September 2003. From 2000 to 2003, Mr. Evans served as the Company’s Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller—Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

Greg R. Anderson

Mr. Anderson has been President of Salem Radio Network® since 1996. From 1993 to 1994, Mr. Anderson was the Vice President-General Manager of this network. Mr. Anderson was employed by Multimedia, Inc. from 1980 to 1993. After serving as General Manager at Multimedia stations in Greenville, South Carolina, Shreveport, Louisiana and Milwaukee, Wisconsin, he was named Vice President, Operations, of the Multimedia radio division in 1987 and was subsequently appointed as Executive Vice President and group head of Multimedia’s radio division.

James R. Cumbee

Mr. Cumbee has been the President of Non-Broadcast Media of Salem since January 2000. He was the President of Reach Satellite Network, Inc. in Nashville, Tennessee from 1996 through 1999. Salem purchased all of the shares of stock of Reach Satellite Network, Inc. in March 2000. From 1994 to 1996, he served as Vice President of Disney Vacation Development Company.

Jonathan L. Block

Mr. Block has been General Counsel of Salem since May 2000, Vice President since 1999 and Corporate Secretary since 1997. Since August 2000, Mr. Block has been a director of each subsidiary of Salem other than Salem Communications Holding Corporation. From 1995 to 2000, Mr. Block served as Associate General Counsel of Salem.

Evan D. Masyr

Mr. Masyr has been Vice President of Accounting and Corporate Controller since March 2004. From January 2003 to March 2004, he was Vice President and Corporate Controller. From February 2000 to December 2002, he served as Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth all compensation paid by the Company for 2004, 2003 and 2002 to the Company ’s Chief Executive Officer and the four highest paid executive officers of the Company serving as of December 31, 2004 (the “Named Executive Officers”).

	Year	Annual Compensation				All Other Compensation
Name and Principal Positions		Salary	Bonus	Other Annual Compensation
Edward G. Atsinger III President, Chief Executive Officer and Director	2004 2003 2002	$775,000 700,000 700,000	$257,558 — —	$	— — —	$45,910 44,016 41,184	(1) (1) (1)

Stuart W. Epperson Chairman of the Board	2004 2003 2002	650,000 600,000 600,000	185,442 — —		— — —	39,633 37,739 34,904	(2) (2) (2)

Joe D. Davis Executive Vice President and Chief Operating Officer	2004 2003 2002	328,600 329,215 285,000	75,000 — 32,000		— — —	4,009 3,500 2,000	(3) (3) (3)

David A.R. Evans Executive Vice President and Chief Financial Officer	2004 2003 2002	318,548 298,548 277,632	66,500 20,000 47,500		— — —	4,613 3,000 2,750	(3) (3) (3)

Robert C. Adair Senior Vice President, Operations	2004 2003 2002	313,748 308,700 280,000	60,000 — 35,000		— — —	4,613 3,100 2,938	(3) (3) (3)

(1)	Represents imputed income in connection with amounts paid by Salem for split-dollar life insurance covering the lives of Mr. Atsinger and his spouse, such policy was owned by Salem as of December 31, 2004 (See “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS—Split-Dollar Life Insurance” for further information). For each year, such imputed income represents the interest-free use of the aggregate periodic contributions made by Salem towards premium payments under the split-dollar life insurance arrangements. Salem contributed $108,960, $66,966 and $112,860 in 2004, 2003 and 2002, respectively, towards such premium payments.
(2)	Represents imputed income in connection with amounts paid by Salem for split-dollar life insurance covering the lives of Mr. Epperson and his spouse, such policy was owned by Salem as of December 31, 2004 (See “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS—Split-Dollar Life Insurance” for further information). For each year, such imputed income represents the interest-free use of the aggregate periodic contributions made by Salem towards premium payments under the split-dollar life insurance arrangements. Salem contributed $109,760, $66,966 and $113,060 in 2004, 2003 and 2002, respectively, towards such premium payments.
(3)	Represents employer matching contributions to individuals’ 401(k) accounts.

Stock Option Grants

The following table sets forth information regarding grants of stock options under the Amended and Restated 1999 Stock Incentive Plan by the Company during 2004 to Named Executive Officers.

	Individual Grants
Name	Number of Shares of Class A Common Stock Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH)	Expiration Date	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)
Edward G. Atsinger III	24,850	2.90%	$25.50	March 8, 2009	$175,073	$386,865
	133,333	15.50%	29.41	June 17, 2009	1,083,389	2,394,007
	133,333	15.50%	29.41	June 17, 2010	1,333,625	3,025,540
	133,334	15.50%	29.41	June 17, 2011	1,596,384	3,720,255
Stuart W. Epperson	17,892	2.10%	25.50	March 8, 2009	126,052	278,543
	100,000	11.60%	29.41	June 17, 2009	812,544	1,795,510
	100,000	11.60%	29.41	June 17, 2010	1,000,221	2,269,161
	100,000	11.60%	29.41	June 17, 2011	1,197,282	2,790,177
Joe D. Davis	1,025	0.10%	25.50	March 8, 2009	7,221	15,957
David A.R. Evans	359	0.00%	25.50	March 8, 2009	2,529	5,589
	5,000	0.60%	29.41	June 17, 2009	40,627	89,775
Robert C. Adair	—	0.00%			—	—

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2004 with respect to shares of our Class A common stock that may be issued under the Amended and Restated 1999 Stock Incentive Plan, our only existing equity compensation plan. The Amended and Restated 1999 Stock Incentive Plan was adopted by our board of directors and approved by our stockholders on May 25, 1999. On March 20, 2003, the board of directors approved an amendment to the Amended and Restated 1999 Stock Incentive Plan to reserve an additional 600,000 shares of the Company’s Class A common stock for issuance under the plan. The amendment was approved by a vote of the stockholders at the Company’s 2003 annual meeting of stockholders held on June 11, 2003. On November 10, 2004 the board of directors approved an amendment to the Amended and Restated 1999 Stock Option Plan to reserve an additional 1,500,000 shares of the Company’s Class A common stock for issuance under the plan. The proposal to increase the number of reserved shares is subject to the vote of the Company ’s stockholders at the Annual Meeting.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,467,966	$25.53	684
Equity compensation plans not approved by security holders	—	—	—

Total	1,467,966	$25.53	684

Employment Agreements

Edward G. Atsinger III and Stuart W. Epperson entered into separate employment agreements with Salem effective as of July 1, 2004, pursuant to which Mr. Atsinger serves as President and Chief Executive Officer of Salem and Mr. Epperson serves as Chairman of the board of directors of Salem. The employment term under each agreement expires June 30, 2007. Pursuant to the employment agreements, each of Messrs. Atsinger and Epperson will be paid an annual base salary and an annual bonus determined at the discretion of the board of directors. Effective as of July 1, 2004, and continuing through the term of the employment agreements, the annual base salary payable increased to $850,000 from $700,000 for Mr. Atsinger and to $700,000 from $600,000 for Mr. Epperson. The employment agreements each provide that, in the event of a termination of employment by Salem without cause (or a constructive termination by Salem) during the term of employment, Salem will pay a severance benefit in the form of salary continuation payments for the longer of six months or the remainder of the initial term, plus accrued bonus through the date of termination. Following the initial term of employment, a termination of employment by Salem without cause (or a constructive termination by Salem) or a failure by Salem to renew the initial or any subsequent term of employment for an additional annual term would entitle Messrs. Atsinger and Epperson to three months of severance plus accrued bonus through the date of termination.

Additionally, the employment agreements with Messrs. Atsinger and Epperson provide Salem with a right of first refusal on corporate opportunities, which includes acquisitions of radio stations in any market in which Salem is interested, and includes a noncompete provision for a period of two years from the cessation of employment with Salem and a nondisclosure provision which is effective for the term of the employment agreements and indefinitely thereafter.

David A.R. Evans entered into an employment agreement with Salem pursuant to which he will serve as Executive Vice President and Chief Financial Officer of Salem. Effective as of September 16, 2003, his annual salary was $310,000. Effective as of September 16, 2004 his annual salary increased to $330,000. Effective as of September 16, 2005 his annual salary will increase to $350,000. His employment agreement expires on September 15, 2006.

401(k) Plan

The Company adopted a 401(k) savings plan in 1993 for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of the Company and its subsidiaries. Participants are allowed to make nonforfeitable contributions to the savings plan of up to 60% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The Company currently matches 50% on the first 3% of the amounts contributed by each participant and 25% of the next 3% contributed but does not match participants’ contributions in excess of 6% of their compensation per pay period. Prior to January 1, 2003, the Company matched 25% of the amounts contributed by each participant but did not match participants’ contributions in excess of 6% of their compensation per pay period. The Company made a contribution of $922,000 to the 401(k) savings plan during 2004.

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee consists of Messrs. Hinz (Chairman), Riddle and Davenport. No member is, or formerly was, an officer or employee of the Company or any of its subsidiaries and none of them had any relationship with the Company requiring disclosure herein under applicable rules. In addition, to the Company ’s knowledge, no executive officer or director of Salem has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

AUDIT COMMITTEE REPORT

Audit Committee Report

This Audit Committee Report shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, “Acts”), except to the extent that the Company and its subsidiaries specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee (the “Committee”) is to oversee, on behalf of the entire board of directors (the “Board”): (a) the accounting and financial reporting processes of the Corporation, (b) the audits of the Corporation’s financial statements, (c) the qualifications of the public accounting firm engaged as the Corporation’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Corporation, (d) the performance of the Corporation’s internal auditors and independent registered public accounting firm, and (e) compliance with all applicable laws and regulations including without limitation the Sarbanes-Oxley Act of 2002.

The Committee’s has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements, including requirements pertaining to the NASDAQ Rules definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2004, the Committee held four meetings, each of which was regularly scheduled. The Committee’s meeting agendas are established by the Committee chairman based upon the Committee’s charter and an annual meeting planner approved by the entire Committee. At each of these meetings, the Committee met with the senior members of the Corporation’s financial management team and General Counsel. Additionally, the Corporation’s internal auditor and independent registered public accounting firm met with the full Committee at two of the four meetings and the full Committee met in executive session with the Corporation’s internal auditors at one meeting. Prior to each meeting, the Chairman of the Committee also met privately with the Corporation’s independent registered public accounting firm and, separately, with the Corporation’s internal auditor, at which times candid discussions of financial management, accounting and internal control issues took place.

The Committee appointed Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the year ended December 31, 2004 and reviewed with the Corporation’s financial managers, the independent registered public accounting firm, and the Corporation’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Corporation’s financial reporting. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee will continue its established practice of recommending that the Board ask the Corporation’s stockholders, at their annual meeting, to approve the Committee’s selection of the independent registered public accounting firm.

The Corporation’s management is primarily responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with the Sarbanes-Oxley Act of 2002, accounting standards, applicable laws, and regulations. As the Corporation’s independent registered public accounting firm, Ernst & Young LLP is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2004. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by: (a) the Statement on

Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (regarding “Communications with Audit Committees”), and as further amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, and (b) Securities and Exchange Commission (“SEC”) Regulation S-X, Rule 2-07.

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, by the Independence Standards Board, and the Committee has discussed with the independent registered public accounting firm that firm’s independence from the Corporation and its management. The Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Corporation is compatible with the auditor’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC.

The Audit Committee is currently comprised of Richard A. Riddle, Chairman, Eric H. Halvorson and Donald P. Hodel.

AUDIT COMMITTEE

Richard A. Riddle (Chairman)

Eric H. Halvorson

Donald P. Hodel(1)

March 8, 2005

Compensation Committee

The Company’s compensation program is administered by the Compensation Committee of the board of directors, which is comprised of three outside, non-employee directors. Following review and approval by the Compensation Committee, issues pertaining to compensation benefits and severance arrangements for the Company ’s executive officers and other key employees are submitted to the full board of directors for approval.

The following is the Compensation Committee report addressing the compensation of the Company’s executive officers and other key employees for the 2004 fiscal year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This Compensation Committee Report shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act, as amended, or under the Exchange Act, as amended, except to the extent that the Company and its subsidiaries specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee (the “Committee”) of the board of directors of Salem Communications Corporation (the “Corporation”) is currently comprised of Roland S. Hinz, David Davenport and Richard A. Riddle, each an independent director. The Committee is responsible for establishing the Corporation’s

(1)	Mr Hodel retired from the Company’s board of directors effective March 25, 2005. Mr. Hodel served as a member of the audit committee through such time and participated in the preparation of this Audit Committee Report.

compensation programs for its executive officers and key employees, and administering the Corporation’s stock option incentive plan. For executive officers and key employees, the Committee evaluates performance and determines compensation policies and levels.

Compensation Philosophy and Policy

The compensation philosophy of the Committee is to motivate the Corporation’s executive officers and key management employees to attain financial, operational and strategic objectives through a competitive compensation program while also aligning the financial goals of such executives and management with those of the Corporation’s stockholders. In administering the program, the Committee assesses the performance of the Corporation’s business and employees relative to those objectives. The Committee also considers the performance of the Corporation’s business as compared to the performance of its competitors. To ensure that pay is competitive, the Committee regularly compares its pay practices with those of the Corporation’s competitors and sets pay parameters based on this review.

The Committee’s compensation program generally provides incentives to achieve both annual and longer-term objectives. The principal elements of the compensation plan include base salary, cash incentive bonus awards and stock awards in the form of grants of stock options and restricted common stock. These elements generally are blended in order to implement the Committee’s compensation philosophy.

Accordingly, the following principles are inherent in all of the Committee’s considerations regarding compensation:

1.	In order to attract and retain highly qualified and experienced personnel necessary to fulfill the Corporation’s objectives, Salem must offer competitive compensation, including a competitive base salary, incentive cash bonuses and stock-based incentives;

2.	Cash compensation in excess of an employee’s base salary should be tied to the individual’s performance, the performance of the business unit for which the employee is responsible and the overall performance of the Corporation; and

3.	The financial interests of the executive officers and key employees of the Corporation should be closely aligned with the financial interests of the Corporation’s stockholders.

Base Salary

Base salaries of executive and key management employees are determined in respect of comparable salaries by other employers in the radio broadcasting and similar industries. The salaries of all executive officers and key management employees except the Chairman and Chief Executive Officer (“CEO”) are determined through mutual negotiations between the executive and the CEO, with the approval of the Committee, and are based on both past performance and expected future performance.

In setting base salaries for executive officers and key management employees, the Committee also considers the experience of the individual, the scope and complexity of the position, the Corporation’s size and growth rate and the compensation paid by the Corporation’s competitors. Due to the increasingly competitive nature of the radio industry, compensation amounts paid by the Corporation’s competitors are expected to continue to grow in importance as the Committee assesses its future compensation structure to ensure the Corporation’s ability to continue to attract and retain highly qualified executives.

Cash Incentive Bonuses

All of the Corporation’s executive officers are eligible to receive bonuses that are determined after a review of Corporation performance. In 2004, Edward G. Atsinger III, CEO, and each of the Corporation’s four highest paid executive officers serving as of December 31, 2004 (including Stuart W. Epperson, Chairman of the Board) (the “Named Executive Officers”), received discretionary bonuses determined by the Committee as described in the “Summary Compensation Table” section of this Proxy Statement.

Stock Awards

To promote the Corporation’s long-term objectives and to more closely align the interests of key members of Salem’s management to that of our stockholders, stock awards are periodically made by the Committee. These stock awards are granted to employees of the Corporation and employees of subsidiaries of the Corporation (including employees who are officers or directors), non-employee directors of the Corporation and certain advisors and consultants who are in a position to make a significant contribution to the Corporation’s long-term success. The stock awards are made pursuant to Salem’s Amended and Restated 1999 Stock Incentive Plan, which permits the award of incentive stock options, nonqualified stock options and restricted stock awards. The Committee has the authority to determine the individuals that shall be given awards and the terms of such awards.

In 2004, the Corporation granted to the Named Executive Officers options for the purchase of Class A common stock as compensation for management’s performance during 2003 as more specifically described in the section of this Proxy Statement entitled “Stock Option Grants.” With the exception of those certain stock options that vested immediately upon grant as specifically described in the “Stock Option Grants” section of this Proxy Statement, the majority of all remaining stock options granted to executive officers and key employees during 2004 vest over several years. This deferred vesting is designed to increase stockholder value over a longer term because the full benefit of an executive’s compensation cannot be realized unless a stock price appreciation occurs over a number of years. All stock options granted during 2004 have an exercise price equal to or exceeding the fair market price of the Class A common stock on the date of the grant.

Chairman’s and Chief Executive Officer’s Compensation

In 2004, the Committee approved new Employment Agreements with Stuart W. Epperson, Chairman of the Board, and Edward G. Atsinger III, CEO, following the principles set forth above. These new Employment Agreements commenced on July 1, 2004, replacing existing agreements that expired on June 30, 2004. The new agreements are scheduled to expire on June 30, 2007.

The Committee considered a number of specific factors in determining Mr. Epperson’s and Mr. Atsinger’s total compensation for 2004, including without limitation: (a) the key role played by both of them in achieving favorable financial results for the Corporation in an uncertain economic environment, and (b) comparable compensation packages and employment agreements within the Corporation’s peer group.

Base Salary

Mr. Epperson’s base salary for the period of January 1, 2004, through June 30, 2004, was paid at the rate of $600,000 annually and was increased, effective July 1, 2004, to the rate of $700,000 annually. This resulted in 2004 base salary paid to Mr. Epperson of $650,000. Mr. Atsinger’s base salary for the period of January 1, 2004, through June 30, 2004, was paid at the rate of $700,000 and was increased, effective July 1, 2004, to the rate of $850,000 annually. This resulted in 2004 base salary paid to Mr. Atsinger of $775,000.

Cash Incentive Bonus

In March 2004, Mr. Atsinger was awarded an incentive cash bonus of $257,558 and Mr. Epperson was awarded an incentive cash bonus of $185,442. These bonuses, while paid in 2004, rewarded the performance of the CEO and Chairman in assisting the Corporation to achieve favorable financial results in 2003.

Stock Awards

The Committee also granted stock options to Messrs. Epperson and Atsinger in 2004 for their performance on behalf of the Company in 2003. Mr. Epperson was granted a total of 317,892 options as follows: (a) 17,892 immediately vested options in March 2004, and (b) 300,000 additional options in June 2004, of which 100,000 were immediately vested with the remaining 200,000 to vest in equal installments in June 2005 and June 2006, respectively. Mr. Atsinger was granted a total of 424,850 options as follows: (a) 24,850 immediately vested options in March 2004, and (b) 400,000 additional options in June 2004, of which 133,333 were immediately vested with 133,333 to vest in June 2005 and the remaining 133,334 to vest in June 2006. All stock options granted in 2004 to Mr. Epperson and Mr. Atsinger have an exercise price equal to or exceeding the fair market price of the Corporation’s Class A common stock on the date of the grant.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), imposes limitations upon the federal income tax deductibility of compensation paid to the Corporation’s chief executive officer and to each of the Corporation’s other four most highly compensated executive officers. Under these limitations, the Corporation may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Corporation’s stockholders). Based on the Corporation’s current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, the Committee believes that, for the near future, there is not a significant risk that the Corporation will lose any significant tax deduction for executive compensation. The Corporation’s compensation plans and policies may be modified if the Committee determines that such an action is in the best interests of the Corporation’s stockholders.

Conclusion

Through the plans described above, a significant portion of the Corporation’s compensation programs (including the compensation of Edward G. Atsinger, III and Stuart W. Epperson) are contingent on the Corporation’s performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Committee remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE

Roland S. Hinz (Chairman)

David Davenport

Richard A. Riddle

March 9, 2005

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of the Company’s Class A common stock with the cumulative total return of the NASDAQ—NMS equity index and the Bloomberg Broadcast and Cable Radio Index for a five year period commencing December 31, 1999 and ending December 31, 2004. The Company ’s Class B common stock is not publicly traded and is not registered. The graph assumes that the value of an investment in the Company’s Class A common stock and each index was $100 on December 31, 1999 and that any dividends were reinvested. No cash dividends have been declared on the Company’s Class A common stock since the Company’s initial public offering in 1999. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

The stock price performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A common stock and Class B common stock as of March 11, 2005 by (i) each person believed by the Company to be the beneficial owner of more than 5% of either class of the outstanding Class A common stock or Class B common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group.

	Class A Common Stock(2)			Class B Common Stock			Votes of All Classes of Common Stock(3)
Name and Address(1)	Number		% Vote(3)	Number		% Vote(3)
Stuart W. Epperson	2,900,776	(4),(5)	19.65%	2,776,848	(6)	50.00%	41.81%
Nancy A. Epperson	2,850,776	(4)	13.97%	2,776,848	(6)	50.00%	40.32%
Edward G. Atsinger III	4,125,913	(7),(8)	20.05%	2,776,848	(7)	50.00%	41.90%
Edward C. Atsinger	1,093,078	(9)	5.36%	—		*	1.44%
Robert C. Adair	2,650	(10)	*	—		*	*
David Davenport	7,500	(11)	*	—		*	*
Joe D. Davis	24,025	(12)	*	—		*	*
David A.R. Evans	63,234	(13)	*	—		*	*
Eric H. Halvorson	12,500	(14)	*	—		*	*
Roland S. Hinz	84,027	(15)	*	—		*	*
Donald P. Hodel	14,000	(16)	*	—		*	*
Judge Paul Pressler	7,500	(17)	*	—		*	*
Richard A. Riddle	69,667	(18)	*	—		*	*
FMR Corp.	2,948,634	(19)	14.45%	—		*	3.88%
82 Devonshire Street
Boston, MA 02109
Columbia Wanger Asset Management, L.P. 227 West Monroe St., Suite 3000 Chicago, IL 60606	2,216,000	(20)	10.86%	—		*	2.92%
Westport Asset Management	1,227,522	(21)	6.26%	—		*	1.68%
253 Riverside Avenue
Westport, CT 06880
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	1,105,000	(22)	5.41%	—		*	1.45%
All directors and executive officers as a group (14 persons)	8,503,399		40.65%	5,553,696		100.00%	83.76%

*	Less than 1%.
(1)	Except as otherwise indicated, the address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012.
(2)	Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of March 11, 2005 are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
(3)	Percentage voting power is based upon 20,409,992 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of March 11, 2005, and the general voting power of one vote for each share of Class A common stock and ten votes for each share of Class B common stock.

(4)	Includes shares of Class A common stock held by a trust of which Mr. Epperson is trustee and shares held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table. Includes 128,392 shares of Class A common stock subject to options that are exercisable within 60 days.
(5)	Stuart W. Epperson has entered into an agreement to establish a line of credit under which he pledged 2,850,776 of his Class A common stock registered under Stuart W. Epperson and Nancy A. Epperson, as joint tenants without right of survivorship and 50,000 of his Class A common stock registered under Stuart W. Epperson and Nancy A. Epperson, as Trustees of the Epperson Family 2003 Trust dated 7/20/03; and a pledge cross-guaranteed by 112,500 of his Class A common stock registered under Stuart W. Epperson, Trustee of the Karen Epperson DeNeui Trust dated 3/31/99; 112,500 of his Class A common stock registered under Stuart W. Epperson, Trustee of the Stuart W. Epperson, Jr. Trust dated 3/31/99; 112,500 of his Class A common stock registered under Stuart W. Epperson, Trustee of the Kathryn Epperson Fonville Trust dated 3/31/99; and 112,500 of his Class A common stock registered under Stuart W. Epperson, Trustee of the Kristine Epperson McBride Trust dated 3/31/99.
(6)	Includes shares of Class B common stock held by a trust of which Mr. and Mrs. Epperson are trustees.
(7)	These shares of Class A common stock and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes 173,183 shares of Class A common stock subject to options that are exercisable within 60 days.
(8)	Edward G. Atsinger III has entered into an agreement to establish a line of credit under which he pledged 2,862,652 of his Class A common stock registered under Edward G. Atsinger III, as Trustee of the Edward G. Atsinger, III Trust dated 6/18/97 and a pledge cross-guaranteed by 502,539 of his Class A common stock registered under Edward G. Atsinger III, Trustee for the benefit of the Ted Atsinger Irrevocable Trust dated 3/31/99, to secure his obligations thereunder.
(9)	Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust and these shares are included in the shares beneficially owned by Edward G. Atsinger III as reflected in this table. Also includes 3,000 shares of Class A common stock held by Edward C. Atsinger, individually, which shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table.
(10)	Includes 2,250 shares of Class A common stock subject to options that are exercisable within 60 days.
(11)	Includes 7,500 shares of Class A common stock subject to options that are exercisable within 60 days.
(12)	Includes 20,525 shares of Class A common stock subject to options that are exercisable within 60 days.
(13)	Includes 2,450 shares of Class A common stock held by a trust for which Mr. Evans is trustee, 600 shares held in custody for his minor daughter and 2,750 shares held by Mr. Evan’s spouse as a joint tenant with Mr. Evans’ father-in-law. Mr. Evans disclaims beneficial ownership of all of the 2,750 shares of Class A common stock beneficially owned by his father-in-law. Includes 57,434 shares of Class A common stock subject to options that are exercisable within 60 days.
(14)	These shares of Class A common stock are held by trusts for which Mr. Halvorson and his wife are trustees. Includes 10,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(15)	Includes 1,411 shares held by Mr. Hinz’s wife and 444 shares held by Mr. Hinz’s son. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife and his son. Includes 16,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(16)	Includes 14,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(17)	Includes 7,500 shares of Class A common stock subject to options that are exercisable within 60 days.
(18)	Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee. Includes 16,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(19)	This information is based on a Schedule 13G filed by FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson (collectively “FMR”), with the SEC on February 14, 2005. FMR reported that as of such date it was the beneficial owner of 2,948,634 shares of our issued and outstanding Class A common stock. FMR reported that it has sole voting power with respect to 514,205 shares and sole dispositive power with respect to 2,948,634 shares.

(20)	This information is based on the Schedule 13G/A filed by Columbia Wanger Asset Management, L.P., WAM Acquisition GP, Inc., and Columbia Acorn Trust (collectively, “Columbia”), with the SEC on January 10, 2005. Columbia reported that it has shared voting and shared dispositive power with respect to 2,216,000 shares.
(21)	This information is based on a Schedule 13G/A filed by Westport Asset Management, Inc. (and certain affiliates hereafter described) with the SEC on February 14, 2005. Westport Asset Management, Inc. reported that as of such date it was the beneficial owner of 1,277,522 shares of our issued and outstanding Class A common stock which were acquired on behalf of Westport Asset Management, Inc.’s discretionary clients, including Westport Advisors, LLC. Westport Asset Management, Inc. reported that it has sole voting power with respect to 596,925 shares, shared voting power with respect to 560,800 shares, sole dispositive power with respect to 596,925 shares and shared dispositive power with respect to 680,597 shares.
(22)	This information is based on the Schedule 13G filed by Capital Research and Management Company (“Capital”) with the SEC on February 14, 2005. Capital reported that it has sole voting power and sole dispositive power with respect to 1,105,000 shares.

RELATED PARTY TRANSACTIONS

Leases With Principal Stockholders

As of March 21, 2005, the Company leases the studios and tower and antenna sites described in the table below from Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of Messrs. Atsinger and Epperson and their families. All such leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, the Company believes that such leases have terms that are as favorable or more favorable to the Company than those that would have been available from unaffiliated parties.

Market	Station Call Letters	Facilities Leased	Current Annual Rental	Expiration Date(1)
Leases with both Messrs. Atsinger and Epperson:
Los Angeles, CA	KTIE-AM	Office/Studios	$25,896	2011
Chicago, IL	WZFS-FM	Antenna/Tower	148,452	2010
San Francisco, CA	KFAX-AM	Antenna/Tower	167,544	2013
Philadelphia, PA	WFIL-AM/ WNTP-AM	Antenna/Tower/Studios	128,940	2014
Houston-Galveston, TX	KNTH-AM/ KTEK-AM	Antenna/Tower Antenna/Tower	37,020 19,320	2015 2018
Seattle-Tacoma, WA	KGNW-AM KLFE-AM	Antenna/Tower Antenna/Tower	41,916 30,468	2012 2014
Minneapolis-St. Paul, MN	KKMS-AM/ KYCR-AM	Antenna/Tower/Studios	155,400	2016
Pittsburgh, PA	WORD-FM	Antenna/Tower	31,224	2013
Denver-Boulder, CO	KRKS-AM/ KNUS-AM	Antenna/Tower Antenna/Tower	65,616 21,636	2009 2016
Portland, OR	KPDQ-AM	Antenna/Tower	16,116	2012
Cincinnati, OH	WTSJ-AM	Antenna/Tower	14,004	2017
Sacramento, CA	KFIA-AM	Antenna/Tower	94,920	2016
San Antonio, TX	KSLR-AM	Antenna/Tower Antenna/Tower	39,276 10,932	2017 2009
Phoenix, AZ	KPXQ-AM	Antenna/Tower	43,764	2010

			$1,092,444
Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM	Antenna/Tower	125,208	2028

			$1,217,652

(1)	The expiration date reported for all facilities represents the expiration date assuming exercise of all lease term extensions at Salem’s option.

Rental expense paid by the Company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2004 amounted to approximately $1.1 million. Rental expense paid by the Company to Mr. Atsinger or trusts created for the benefit of his family for 2004 amounted to approximately $52,000.

Radio Stations Owned by the Eppersons

Nancy A. Epperson, the wife of the Chairman of the board of directors, Stuart W. Epperson, currently serves as an officer, director and stockholder of several radio broadcasting entities as follows:

•	Secretary, Treasurer, and a director of Truth Broadcasting Corporation, licensee of WTOB-AM, Winston-Salem, North Carolina, WCOG-AM, Greensboro, North Carolina, WWBG-AM, Greensboro, North Carolina, WTRU-AM, Kernersville, North Carolina, WKEW-AM, Greensboro, North Carolina, WPOL-AM, Winston-Salem, North Carolina, WZRH-AM, Dallas, North Carolina, and broker of airtime on WGMA-AM, Spindale, North Carolina;

•	President, a director and 100% stockholder of Chesapeake-Portsmouth Broadcasting Corporation, licensee of WTJZ-AM, Newport News, Virginia, WLES-AM, Lawrenceville, Virginia, WPMH-AM, Claremont, Virginia, and broker of airtime on WRJR-AM, Portsmouth, Virginia. Chesapeake-Portsmouth Broadcasting Corporation is also a 50% member of Northeast Florida Radio, LLC, permittee of 20010817AAF-AM, Nassau Village-Ratliff, Florida;

•	President and a director of Delmarva Educational Association, licensee of noncommercial station WAZP-FM, Cape Charles, Virginia and permittee of noncommercial station WWIP-FM, Cheriton, Virginia; and

•	President and a director of New Covenant Educational Ministries, Inc., licensee of noncommercial station WCRJ-FM, Jacksonville, Florida (and FM translator W279AG), and noncommercial station WAYL-FM, St. Augustine, Florida (and FM translators W232AY, Jacksonville, Florida and W262AG, Orange Park, Florida).

These Virginia and North Carolina markets are not currently served by stations owned and operated by the Company. Acquisitions in such markets are not part of the Company’s current business and acquisition strategies. The stations in the Florida markets are non-commercial stations and translators. Under his employment agreement, Mr. Epperson is required to offer the Company a right of first refusal of opportunities related to the Company’s business.

Radio Stations Owned by Mr. Hinz

Mr. Hinz, a director of the Company, through companies or entities controlled by him, has acquired 19 radio stations in Southern California. These radio stations are formatted in Christian teaching and talk programming in the Spanish language. Operating radio stations with such programming in the markets reached by such stations is not part of the Company’s current business strategy.

Real Estate Services for Principal Stockholders

Salem provides certain services to, and receives cash consideration from, Salem Broadcasting Company (“SBC”) relating to real property used for broadcast transmissions. SBC is beneficially owned by Stuart W. Epperson and Edward G. Atsinger III. In 2004, the company received approximately $25,000 for such services.

Focus on the Family and Mr. Hodel

Until February 24, 2005, Mr. Hodel, a former director of the Company, was President and Chief Executive Officer of Focus on the Family, a non-profit organization that is a substantial customer of Salem. Mr. Hodel resigned from his position at Focus on the Family as of February 24, 2005. Mr. Hodel voluntarily retired from his position as a director of the Company as of March 25, 2005. During 2004, the Company was paid approximately $3.4 million by Focus on the Family for airtime.

Truth For Life and Mr. Hinz

Mr. Hinz is a member of the board of directors of Truth For Life, a non-profit organization that is a substantial customer of Salem. During 2004, the Company was paid approximately $1.1 million by Truth For Life for airtime.

Transportation Services Supplied by Atsinger Aviation

From time to time, the Company rents aircraft from a company which is owned by one of the principal stockholders. As approved by the independent members of the Company’s board of directors, the Company rents these aircraft on an hourly basis at what the Company believes are favorable rates and uses them for general corporate needs. Total rental expense for these aircraft for 2002, 2003 and 2004 amounted to approximately $307,000, $277,000 and $342,000, respectively.

Split-Dollar Life Insurance

In 1997, the Company purchased split-dollar life insurance policies for its Chairman and Chief Executive Officer. The premiums were $226,000, $134,000 and $219,000 for the years ended December 31, 2002, 2003 and 2004, respectively. The amounts paid by the Company have been reserved completely on the books of the Company. On December 31, 2003, the Chairman and Chief Executive Officer transferred ownership of these insurance policies to the Company with the Company retaining the right to recover all amounts paid by the Company under said policies and the Chairman and Chief Executive Officer designating beneficiaries for the remainder of the policy proceeds.

Agreement with Mr. Halvorson

On July 1, 2001, Mr. Halvorson entered into a consulting agreement with Salem whereby he provided legal and other consulting services to Salem and was compensated on an hourly basis. In 2004, Mr. Halvorson did not perform any consulting services for the Company. This agreement was terminated by the mutual agreement of the parties in June 2003.

Employment of Edward C. Atsinger

Edward C. Atsinger, son of Edward G. Atsinger, III and beneficial owner of approximately 5.36% of our Class A common stock, is employed in the capacity of Producer. In 2004, he was paid $77,000 for his services.

THE COMPANY’S RELATIONSHIP WITH ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table summarizes the fees billed by the Company’s independent registered public accounting firm, Ernst & Young LLP, for professional services rendered during fiscal year 2004 and fiscal year 2003:

	Fees Paid During Year Ended
	December 31, 2004	December 31, 2003
Audit Fees (1)	$677,881	$325,500
Audit-Related Fees (2)	$127,895	$8,500
Tax Fees (3)	$12,523	$7,500
All Other Fees	$0	$0

Total Fees For Services (4)	$818,299	$341,500

(1)	Annual audit fees are the fees billed for professional services rendered for the audit of the Company’s annual financial statements and reviews of quarterly financial statements. This category also includes fees for statutory audits, comfort letters, consents, assistance with and review of documents filed with the SEC, Sarbanes-Oxley Act Section 404 attest services, work done by tax professionals in connection with the audit or quarterly reviews, and accounting consultations and research work necessary to comply with generally accepted auditing standards.
(2)	Audit-related fees are the fees billed for due diligence related to mergers and acquisitions, internal control reviews and attest services not required by statute or regulation. The audit-related fees billed in 2004 primarily consisted of consultation on accounting issues. The audit-related fees billed in 2003 primarily consisted of accounting consultation services and general research.
(3)	Tax fees are the fees billed for professional services rendered for tax compliance, tax advice and tax planning, except those provided in connection with the audit or quarterly reviews.
(4)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval polices and procedures and the requirements of applicable law, all services to be provided by Ernst & Young LLP are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether such services are consistent with the independent registered public accounting firm’s independence and whether such services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by Ernst & Young LLP and determined that the provision of such services was compatible with maintaining the independence of Ernst & Young LLP.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company will be asked to vote on the election of seven directors. Two nominees are nominated as “Independent Directors” and shall be elected by the holders of Class A common stock as a class, exclusive of all of the holders of Class B common stock. Judge Paul Pressler and David Davenport have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the Company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, as listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to a one-year term and will serve until the annual meeting of stockholders to be held in the year 2006 or until their respective successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the Company’s board of directors for election as directors at the Annual Meeting:

Stuart W. Epperson

Edward G. Atsinger III

David Davenport

Eric H. Halvorson

Roland S. Hinz

Judge Paul Pressler

Richard A. Riddle

Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Davenport, Halvorson, Hinz, Pressler and Riddle; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz and Riddle. For a description of the nominees’ principal occupation and business experience during the last five years and present directorships, please see the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS—Board of Directors,” above.

The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 1. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

AMENDMENT TO THE AMENDED AND RESTATED

1999 STOCK INCENTIVE PLAN TO INCREASE SHARES

General

On May 29, 1999, the Company adopted the 1999 Stock Incentive Plan, as amended in 2001 and further amended and restated in 2003 (the “Plan”), to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders.

The maximum number of shares of Class A common stock (for purposes of Proposals 2 and 3, the “Class A Common Stock”) that may be issued pursuant to awards granted under the Plan is currently 1,600,000 (subject to adjustment as set forth in the Plan). As of April 8, 2005, awards covering a total of 1,599,316 shares were outstanding or had been exercised under the Plan and only 684 shares remain available for future awards. the Company relies heavily upon the Plan to recruit, retain and reward qualified employees, officers, consultants, advisors and directors, and the board has approved, subject to approval by the Company’s stockholders, an amendment and restatement of the Plan to make available an additional 1,500,000 shares of Class A Common Stock for awards under the Plan (subject to adjustments as set forth in the Plan).

If the stockholders do not approve Proposal 2, and as a consequence, the Company is unable to continue to grant options at competitive levels, we believe that there will be a negative affect to the Company’s ability to meet its needs for highly qualified personnel and to manage future growth. Without these proposed new shares, the current shares available for grant under the Plan will not be sufficient to maintain our current option grant practice for promotions or merit awards for current employees after June 2005.

In addition to the proposed increase, Salem’s board of directors approved other amendments that will further strengthen the Plan’s alignment with stockholder interests. These amendments include the following:

•	An express prohibition upon the repricing of any option outstanding under the Plan unless approved by our stockholders, which is consistent with our current practices; and

•	A requirement that the exercise price for options outstanding under the Plan can only be paid in cash, which is consistent with our current practices.

If the Company’s stockholders do not approve this Proposal 2 to make available an additional 1,500,000 shares of Class A Common Stock for awards under the Plan, the Plan amendments that have already been adopted concerning the prohibition upon repricing options and the elimination of the ability of the Company to make loans to Plan participants to pay for option exercises shall nevertheless remain effective.

Interest of Certain Persons in Matters to be Acted Upon

Pursuant to the Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Plan. Certain conditional awards have been granted to executive officers and employees as described in the section entitled “New Plan Benefits” below. Further participation in the Plan is at the discretion of the Board or its appointed committee and, accordingly, future participation by directors, executive officers and other employees under this Plan is not determinable. However, if this proposal is approved, the maximum number of shares available under the Plan will be increased by 1,500,000 shares.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve the amendment and restatement of the Plan increasing the available shares of Class A Common Stock by 1,500,000.

If we do not obtain stockholder approval, then Salem will not implement the proposed amendment and restatement of the Plan increasing the available shares of Class A Common Stock by 1,500,000, any conditional stock options already granted will immediately terminate, and no additional stock options will be granted on the basis of such increase or such proposed amended terms. The Plan will, however, remain in effect, including the amendments to the Plan already adopted which prohibit option repricing and loans for payment of option exercises.

The board of directors believes that the proposed amendment and restatement of the Plan is in the best interests of Salem and our stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 2.

Summary of the 1999 Stock Incentive Plan

The following is a summary of the principal features of the Plan as in effect and as proposed to be amended by Proposals 2 and 3. The summary is qualified in its entirety by Proposals 2 and 3 and the Plan, a copy of which, as proposed to be amended, is attached as Appendix A to this Proxy Statement.

The Plan is administered by the board or a committee of directors appointed by the board, such committee members meeting the requirement of committee membership required by the Plan (the “Administering Body”). Subject to the express provisions of the Plan, the Administering Body is authorized to interpret and construe the Plan and any documents defining the rights and obligations of the Company and recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such other documents. The interpretation and construction by the Administering Body of any provisions of the Plan or of any award thereunder will be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to the Plan or any awards thereunder will be within the absolute discretion of the Administering Body and will be conclusive and binding upon all persons.

The Administering Body may from time to time in its discretion select the eligible persons to whom, and the times at which, awards will be granted or sold, the nature of each award, the number of shares of Class A Common Stock or the number of rights that make up or underlie each award, the period for the exercise of each award, and such other terms and conditions applicable to each award as the Administering Body will determine. The Administering Body may grant awards singly, in combination or in tandem with other awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the awards may be established by the Administering Body without regard to existing awards or other grants.

Persons Eligible to Participate in the Plan

The persons eligible to receive awards under the Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities; provided, however, that Incentive Stock Options (defined below) may be granted only to eligible persons meeting the employment requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the Plan, the term “affiliated entities” means any parent corporation or subsidiary corporation of the Company, as defined in Sections 424(e) and 424(f), respectively, of the IRC.

New Plan Benefits

The following table sets forth, to the extent determinable, the benefits under the Plan which will be received by each of the following upon stockholder approval of this Proposal 2: (i) our Chief Executive Officer and our other four most highly compensated executive officers in 2004, (ii) all current executive officers, as a group; (iii) our directors who are not executive officers, as a group; and (iv) all other employees, including all current officers who are not executive officers, as a group.

Amended and Restated 1999 Stock Incentive Plan

Name and Position	Number of Shares(1)
Edward G. Atsinger III President, Chief Executive Officer and Director	41,515	(2)

Stuart W. Epperson Chairman of the Board	13,838	(2)

Joe D. Davis Executive Vice President and Chief Operating Officer	5,000	(2)

David A.R. Evans Executive Vice President and Chief Financial Officer	5,000	(2)

Robert C. Adair Senior Vice President, Operations	0

Executive Group (13 persons) (3)	65,353

Non-Executive Director Group (5 persons)	0

Non-Executive Officer Employee Group (approximately 1,360 persons) (4)	55,000	(5)

(1)	The Compensation Committee generally makes annual grants of stock options to officers and other employees in the first quarter of each year. In the first quarter of 2005, the Compensation Committee conditionally granted options to certain executive officers and other employees under the Plan subject to approval of this Proposal 2. In July 2004, 50,000 options were also conditionally granted to the non-executive officer employee group subject to approval of this Proposal 2. The amounts shown in this table represent all options that the Compensation Committee has conditionally granted.
(2)	Each of these stock options were granted on March 9, 2005 with an exercise price for each share of $22.70.
(3)	This group consists of 13 persons, including each of the named executive officers listed above except Robert C. Adair.
(4)	Determined as of February 28, 2005 and excluding executive group listed above.
(5)	5,000 of these stock options were granted on March 9, 2005 with an exercise price for each share of $22.70. The remaining 50,000 of these stock options were granted on July 13, 2004 with an exercise price for each share of $25.19.

Awards

Subject to certain limitations specified in the Plan, the Administering Body may, in its discretion, grant to eligible persons any one or more of the following awards under the Plan: stock options, performance awards, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock, and other stock-based benefits. Each award granted under the Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award as the Administering Body may in its discretion determine. Payment of the exercise price or other payment for an award shall be payable upon the exercise of a stock option or upon other purchase of shares pursuant to an award granted under the Plan and may be made by (i) legal tender of the United States, (ii) shares of Class A Common Stock (if either the underlying agreement or the Administering Body so permit and if the Company is not prohibited from acquiring its shares), or (iii) such other lawful consideration the Administering Body may deem acceptable in any particular instance.

Stock Options

The Administering Body may grant to eligible persons stock options that either qualify as incentive stock options under Section 422 of the IRC (“Incentive Stock Options”) or do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).

Exercise Price.    The exercise price for each stock option will be determined by the Administering Body as of the date such stock option is granted; provided, however, that the exercise price may be no less than (A) the fair market value of the Class A Common Stock subject to the option as of the date the Incentive Stock Option is granted, and (B) in the case of a grant to a Significant Stockholder (defined below), 110% of the fair market value of the Class A Common Stock subject to the option as of the date the Incentive Stock Option is granted. Each stock option and all rights or obligations thereunder will expire on a date determined by the Administering Body, but not later than 10 years after the date the stock option is granted (or five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder, or for Nonqualified Stock Options, such date later than 10 years after the Stock Option is granted as shall be determined in the discretion of the Administering Body), and will be subject to earlier termination as provided in the Plan or the award document. Except as otherwise provided in the Plan, a stock option will become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter will remain exercisable until the expiration or earlier termination of the stock option.

Stock options will be exercisable only in whole shares, and fractional share interests will be disregarded. A stock option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the recipient, together with payment of the exercise price made in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan, the Administering Body may impose such conditions upon the exercise of stock options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.

For purposes of the Plan, a “Significant Stockholder” shall mean a stockholder who, at the time a stock option is granted to such individual under the Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

Subject to the stockholder’s approval of this Proposal 2, an option holder must pay the exercise price of an option granted under the Plan either in cash at the time of exercise or pursuant to a “same-day sale” program developed pursuant to Regulation T of the Federal Reserve Board. Salem’s practice has always been to require cash payments on exercise of options, but unless the proposed Plan amendment is approved, the Plan will continue to allow other forms of consideration, including loans, for exercise of options.

Performance Awards.    The Administering Body may grant to eligible persons awards, payable in Class A Common Stock that vest and become payable over a period of time upon attainment of performance criteria established by the Administering Body in connection with the grant of the awards (“Performance Awards”). The Administering Body, in order to qualify an award as a Performance Award, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a pre-established, objective performance goal. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria. Each Performance Award and all rights or obligations thereunder will expire on a date determined by the Administering Body, and will be subject to earlier termination as provided in the Plan or the award document.

Restricted Stock.    The Administering Body may authorize the grant or sale to eligible persons of Class A Common Stock that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met (“Restricted Stock”). The Administering Body will determine the purchase price (if any) to be paid for the Restricted Stock, the terms of payment, the restrictions upon the Restricted Stock, and when such restrictions will lapse; provided, however, that all shares of Restricted Stock will be subject to the following conditions: (a) the shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire; (b) the Administering Body may require that the certificates representing Restricted Stock remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire; (c) each certificate representing Restricted Stock will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body deems necessary or appropriate to enforce such restrictions; and (d) the Administering Body may impose such other conditions on Restricted Stock as it deems advisable. Subject to any restrictions imposed upon the Restricted Stock, the recipient thereof will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such recipient, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Unless the Administering Body determines otherwise, upon a recipient’s termination of employment for any reason, all of the recipient’s Restricted Stock remaining subject to restrictions on the date of such termination will be repurchased by the Company at the purchase price paid by the recipient (if any).

Stock Appreciation Rights.    The Administering Body may grant to eligible persons Stock appreciation rights; that is, rights to receive payments measured with reference to the amount by which the fair market value of a specified number of shares of Class A Common Stock appreciates from a specified date (such as the date of grant of the stock appreciation rights) to the date of exercise. The Administering Body has full discretion to determine the form in which payment of a stock appreciation right will be made and to consent to or disapprove the election of a recipient to receive cash in full or partial settlement of a stock appreciation right. Further, the Administering Body may, at the time a stock appreciation right is granted, impose such conditions on the exercise of the stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

Stock appreciation rights granted under the Plan may be related or unrelated to stock options. A stock appreciation right related to a stock option will entitle the holder of the related stock option, upon exercise of the stock appreciation right, to surrender such stock option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such stock appreciation right is exercised, and to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price of a share of Class A Common Stock specified in the related stock option from the fair market value of a share of Class A Common Stock on the date of exercise of such stock appreciation right (or as of such other date specified in the instrument evidencing the stock appreciation right), by (b) the number of shares as to which such stock appreciation right is exercised. Such stock option will, to the extent surrendered, then cease to be exercisable. A stock appreciation right granted in connection with a stock option will be exercisable at such time or times, and only to the extent that, the related stock option is exercisable, and will not be transferable except to the extent that such related stock option may be transferable.

The amount payable upon exercise of a stock appreciation right that is unrelated to a stock option will be determined in accordance with the formula described in the preceding paragraph, except that in lieu of the option exercise price specified in the related stock option, the initial base amount specified in the award will be used.

Stock Payments.    The Administering Body may grant stock payments of the Company’s Class A Common Stock to any eligible person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the eligible person in cash.

Dividend Equivalents.    The Administering Body may grant dividend equivalents to any recipient under the Plan who has received a stock option, stock appreciation rights or other award denominated in shares of Class A

Common Stock. Such dividend equivalents will entitle the holders thereof to receive from the Company during the applicable dividend period (as defined in the Plan) payments equivalent to the amount of dividends payable to holders of the number of shares of Class A Common Stock underlying such stock option, stock appreciation rights or other award. Dividend equivalents may be paid in cash, Class A Common Stock or other awards; and the amount of dividend equivalents paid other than in cash will be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the dividend equivalent. Dividend equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administering Body may determine.

Stock Bonuses.    The Administering Body may issue shares of Class A Common Stock to eligible persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

Stock Sales.    The Administering Body may sell to eligible persons shares of Class A Common Stock on such terms and conditions as the Administering Body may determine.

Phantom Stock.    The Administering Body may grant to eligible persons awards of phantom stock; that is, a cash bonus granted under the Plan measured by the fair market value of a specified number of shares of Class A Common Stock on a specified date, or measured by the excess of such fair market value over a specified minimum, which may but need not include a dividend equivalent.

Other Stock-Based Benefits.    The Administering Body may grant to eligible persons other stock-based benefits not otherwise described above that (a) by their terms might involve the issuance or sale of Class A Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Class A Common Stock.

Prohibition on Proxy Repricing

Subject to stockholder approval of this Proposal 2, the Plan has been amended to expressly provide that the Administering Body may not reduce or lower the exercise price, purchase price or initial value of stock options after they have been granted. Without the approval of the amendment to the Plan described in this Proposal 2, the Plan will continue to permit repricing of stock options without stockholder approval.

Award Limits

In order for the compensation attributable to awards granted under the Plan to qualify as performance-based compensation (as defined in the Plan), no one eligible person will be granted any awards with respect to more than 100,000 shares of Class A Common Stock in any one calendar year. This limitation is subject to adjustment as set forth in the Plan, but only to the extent such adjustment would not affect the status of compensation attributable to awards as performance-based compensation. Further, the aggregate fair market value (determined as of the date of grant) of the Class A Common Stock for which one or more Incentive Stock Options granted to any one eligible person under the Plan (or any other option plan of the Company or any of its affiliated entities) may for the first time become exercisable during any one calendar year will not exceed $100,000.

Plan Effectiveness and Duration

The Plan became effective as of May 25, 1999 (the “Effective Date”), and will continue in effect until the 10th anniversary of the Effective Date (the “Plan Term”), at which time the Plan will automatically terminate. Notwithstanding the foregoing, each award properly granted under the Plan during the Plan Term will remain in effect after termination of the Plan until such award has been exercised, terminated or expired in accordance with its terms and the terms of the Plan.

Amendment and Termination

The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and the Plan as so revised or amended will govern all awards thereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment will alter, impair or diminish any rights or obligations under any award previously granted under the Plan without the written consent of the recipient to whom such award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend the Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act, the IRC (or any rules or regulations promulgated thereunder) or the rules of any exchange or inter-dealer quotation system upon which the Class A Common Stock is listed or traded. No stockholder approval of any amendment or revision shall be required unless (a) such approval is required by the Plan or by applicable law, rule or regulation, or (b) an amendment or revision to the Plan would materially increase the number of shares subject to the Plan (as adjusted under the Plan), materially modify the requirements as to eligibility for participation in the Plan, extend the final date upon which awards may be granted under the Plan, or otherwise materially increase the benefits accruing to recipients in a manner not specifically contemplated herein, or affect the Plan’s compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

Restrictions on Transferability

No award granted under the Plan will be assignable or transferable except (a) by will or by the laws of descent and distribution, (b) subject to the final sentence of this paragraph, upon dissolution of marriage pursuant to a qualified domestic relations order, or (c) in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a recipient, an award granted to such person will be exercisable only by the recipient (or the recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

Stock Subject to the Plan

Subject to stockholder approval of this Proposal 2, there will be 3,100,000 shares of Class A common stock available for issuance under the Plan. If options granted under the Plan expire or otherwise terminate without being exercised, the Class A common stock not purchased pursuant to such options again becomes available for issuance under the Plan.

Governing Law

The Plan is governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

Federal Income Tax Consequences

General.    The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of stock options under foreign, state and/

or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending on the specific facts and circumstances involved. Accordingly, individuals eligible to receive or exercise awards should consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares prior to engaging in any transaction related to any award.

Stock options granted under the Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Section 401(a) of the IRC.

Incentive Stock Options.    Stock options granted under the Plan may qualify as Incentive Stock Options within the meaning of Section 422 of the IRC. If an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the “Required Holding Periods”), an optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an Incentive Stock Option. An optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee’s gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee’s gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee’s basis in the shares.

If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition or (b) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee’s holding period. If an optionee disposes of such shares for less than the optionee’s basis in the shares, the difference between the amount realized and the optionee’s basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee’s alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax. See “Special Rules for Insiders,” below.

Nonqualified Stock Options.    In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option which does not qualify as an incentive stock option (a “Nonqualified Stock Option”). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. See “Special Rules for Insiders,” below. Upon a subsequent disposition of the shares received under a nonqualified stock option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a capital gain or loss.

Special Rules for Insiders.    If an optionee is a director, officer or stockholder subject to Section 16 of the Exchange Act (an “Insider”) and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the Class A Common Stock upon) the earlier of the following two dates: (i) six months after the date of grant or (ii) a disposition of the Class A Common Stock, unless the Insider makes an election under Section 83(b) of the IRC (an “83(b) Election”) within 30 days after exercise to recognize ordinary income based on the value of the Class A Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying Class A Common Stock on the date of exercise.

Performance Awards and Stock Appreciation Rights.    Generally, the recipient of a Performance Award or a holder of a stock appreciation rights will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the recipient or holder receives payment from the Company. If the Company places a limit on the amount that will be payable under an stock appreciation rights, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation rights at the time the value of such right equals such limit and the stock appreciation rights is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient or holder.

Restricted Stock.    Unless the recipient makes an 83(b) Election within 30 days after the receipt of the restricted stock, the recipient is not taxed and the Company is not entitled to a deduction until the restriction lapses, and at that time the recipient will recognize ordinary income equal to the difference between the then fair market value of the Class A Common Stock and the amount, if any, paid by the recipient for the Class A Common Stock, and the recipient’s tax basis in the Class A Common Stock will equal the then fair market value of the Class A Common Stock. If the recipient makes a timely 83(b) Election, the recipient will recognize ordinary income at the time of the election equal to the difference between the fair market value of the restricted stock on the date of grant and the amount, if any, paid by the recipient for the Class A Common Stock, and the recipient’s tax basis in the Class A Common Stock will equal the fair market value of the Class A Common Stock on the grant date. Any subsequent sale of the Class A Common Stock by the recipient generally will, depending upon the length of the holding period beginning just after the date the restriction on the Class A Common Stock lapses or where an 83(b) Election is made just after the grant date, be treated as long or short term capital gain (loss) equal to the difference between the sale price (the recipient’s tax basis) and the recipient’s tax basis (sale price). The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Miscellaneous Tax Issues.    An award may be granted under the Plan that does not fall clearly into one of the categories described above. The federal income tax treatment of such an award will depend upon the specific terms of such award. In such case, the recipient should consult his or her tax advisor regarding the tax treatment applicable to such award.

Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with an award made under the Plan.

With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual’s net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Class A Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the Plan by delivering previously owned shares of Class A Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired. A recipient should consult his or her tax advisor regarding the tax consequences associated with using previously owned shares of Class A Common Stock or reducing the amount of shares issuable pursuant to the award for the foregoing purposes.

The terms of the agreements pursuant to which specific awards are made to employees under the Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the IRC. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment. A recipient of an award should consult his or her tax advisor as to whether accelerated vesting of an award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

Company Withholdings and Information Reports

If an award recipient is an employee of the Company, withholdings required to be made by the Company with respect to ordinary compensation income recognized under stock options ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the employee, by having the employee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving stock options.

PROPOSAL 3

APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

If an award under the Plan is intended to qualify as performance-based compensation for purposes of Section 162(m) of the IRC, then under the terms of the Plan, the annual amount of shares available under awards granted to a participant cannot exceed 100,000 shares. Section 162(m) of the IRC imposes a $1 million limit on the amount of compensation that may be deducted by the Company in any year with respect to each of the Chief Executive Officer of the Company and its other four most highly compensated officers, including deductions attributable to awards under the Plan. The $1 million deduction limit of Section 162(m) of the IRC, however, does not apply to “performance-based compensation.” For awards under the Plan to constitute “performance-based compensation,” one requirement is that at least every five years the stockholders approve the material terms of the Plan. The material terms include:

(a) the employees eligible to receive compensation, which directors, officers, employees, consultants and advisors of the Company and its affiliated entities; provided, however, that Incentive Stock Options may be granted only to eligible persons meeting the employment requirements of Section 422 of the IRC;

(b) the business criteria on which the performance goal is based, which may include one or more of the following: (a) cash flow, (b) earnings per share (including earning before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria; and

(c) the maximum amount of compensation that could be paid to any employee, which is 100,000 shares per year.

This is the same as the current annual limit, which was previously approved by the Company’s stockholders in 1999 and reaffirmed by the Company’s stockholders in June 2003.

Interest of Certain Persons in Matters to be Acted Upon

Pursuant to the Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Plan. Participation in the Plan is at the discretion of the board or its appointed committee and, accordingly, future participation by directors, executive officers and other employees under the Plan is not determinable. However, if this proposal were approved, the maximum number of shares available under awards granted to any single participant, including directors and executive officers, in any one calendar year would continue to be 100,000.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s board of directors has selected Ernst & Young LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2005. Ernst & Young has served as the Company’s independent auditor since 1991. A representative of Ernst & Young is expected to attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Reasons for the Proposal

Selection of the Company’s independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the board of directors is seeking ratification of its selection of Ernst & Young LLP as a matter of further involving the Company’s stockholders in its corporate affairs. If the stockholders do not ratify this selection, management and the board of directors will reconsider its selection of Ernst & Young LLP and will either continue to retain this firm or appoint new independent registered public accounting firm upon recommendation of the Audit Committee. Even if the selection is ratified, the Audit Committee or our board of directors, in their discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 4. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

STOCKHOLDERS’ PROPOSALS FOR 2006 PROXY STATEMENT

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2006 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Secretary of the Company at its principal executive offices and such notice must be received on or before December 19, 2005. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the SEC. The board of directors will review proposals from eligible stockholders which it receives by December 19, 2005, and will determine whether any such proposal will be included in its 2006 proxy solicitation materials.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the board of directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

Any eligible stockholder of the Company wishing to have a proposal considered for inclusion in the Company ’s 2006 proxy solicitation materials, including director nominations, must set forth such proposal in writing and file it with the Company’s Secretary on or before December 19, 2005. The board will review new proposals from eligible stockholders if they are received by December 19, 2005 and will determine whether such proposals will be included in the Company’s 2006 proxy solicitation materials. Proposals must be submitted in accordance with the Company’s Bylaws and comply with SEC regulations promulgated pursuant to Rule 14a-8 of the Exchange Act.

If a stockholder desires to have a proposal presented at the Company’s annual meeting of stockholders in 2006 and the proposal is not intended to be included in the Company’s related 2006 proxy solicitation materials, the stockholder must give advance notice to the Company in accordance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Secretary. To be timely, a stockholder’s written notice must be delivered to the Secretary at the Company’s principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder’s notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the SEC; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the Company’s Bylaws (a copy of which is available upon request to the Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder making such proposal, the number of shares of Class A common stock and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and the NASDAQ Rules, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to (i) report their initial ownership and change in ownership with respect to all equity securities of the Company, and (ii) furnish such reports to the Company.

Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2004, and/or written representations from such reporting persons, the Company believes that its officers, directors and more than ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report to Stockholders for the year ended December 31, 2004, including audited financial statements, is being mailed to stockholders along with these proxy materials, but such Annual Report is not incorporated herein and is not deemed to be a part of this Proxy Statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC (without exhibits) is available to stockholders via the Company’s Internet website (www.salem.cc) or without charge upon written request to the Company . Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Jonathan L. Block, Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012.

By order of the board of directors

JONATHAN L. BLOCK

Secretary

Camarillo, California

April 18, 2005

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Jonathan L. Block of Salem at (805) 987-0400.

Appendix A

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED

THROUGH MAY 18, 2005)

A-i

A-ii

A-iii

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH MAY 18, 2005)

ARTICLE I

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

2.1 Term of Plan.    This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date or (b) the date of any Plan termination pursuant to the provisions of Section 7.2, at which time this Plan shall automatically terminate.

2.2 Effect on Awards.    Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3 Stockholder Approval.    This Plan was initially approved by the Company’s stockholders within 12 months after the Effective Date. The Second Amendment to the Plan was approved by Company’s stockholders on June 11, 2003. The Third Amendment to the Plan was approved by the Company’s stockholders on May 18, 2005. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

ARTICLE III

SHARES SUBJECT TO PLAN

3.1 Number of Shares.    The maximum number of shares of Common Stock that may be issued pursuant to Awards shall be 3,100,000, subject to adjustment as set forth in Section 3.4.

3.2 Source of Shares.    The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including, without limitation, shares purchased on the open market.

3.3 Availability of Unused Shares.    Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4 Adjustment Provisions.

(a) Adjustments.    If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), including without limitation through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or similar transaction, then, subject to Section 7.2, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (ii) the number and kind of shares or other securities subject to then outstanding Awards, and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b) No Fractional Interests.    No fractional interests will be issued under this Plan resulting from any adjustments.

(c) Adjustments Related to Company Stock.    To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

(d) Right to Make Adjustment.    The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e) Limitations.    No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5 Reservation of Shares.    The Company will at all times reserve and keep available a number of shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to then outstanding Awards.

ARTICLE IV

ADMINISTRATION OF PLAN

4.1 Administering Body.

(a) Plan Administration.    This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

(b) Administration by Committee.    The Board in its sole discretion may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. As long as the Board has delegated authority to administer this Plan to the Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by the Committee comprised of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Compensation Committee shall, in addition to being a Non-Employee Director, be an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

4.2 Authority of Administering Body.

(a) Authority to Interpret Plan.    Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards and Award Documents.

(b) Authority to Grant Awards.    Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of whether such prior Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants; provided, however, that the purchase price, exercise price, and initial value of any existing Award shall not be re-priced so as to reduce the exercise price or otherwise modified by the Administering Body unless all such pricing modifications are approved by the duly authorized vote of a majority of all outstanding shares of the Company. The Administering Body may from time to time delegate authority to the Chief Executive Officer of the Company to grant Awards under this Plan, such authority shall not extend to (a) at any one time, authority to grant Awards covering more than 10,000 shares of Common Stock, (b) any Awards granted at less than Fair Market Value, (c) any Awards vesting in less than one year from the date of grant or (d) Awards to directors or executive officers of the Company who are (or would as of the date of the Award become) subject to Section 16 of the Exchange Act. The Administering Body may designate the Secretary of the Company or other Company employees to assist the Administering Body in the administration of the Plan, and may grant authority to such persons to execute Award Documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Administering Body or the Company.

(c) Procedures.    Subject to the Company’s Charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3 No Liability.    No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.4 Amendments.

(a) Plan Amendment.    The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to Section 4.4(c), from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, Exchange Act, the IRC or the rules of any exchange or interdealer quotation system upon which the Common Stock is listed or traded. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by this Plan or by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4).

(b) Award Amendments.    The Administering Body may, with the written consent of a Recipient and subject to the limitations on re-pricing set forth in Section 4.2(b) of this Plan, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Award accelerate or extend the vesting or exercise period of any Award as a whole or in part.

(c) Limitation.    Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may impair or adversely affect any rights or obligations under any Award theretofore granted without the written consent of the Recipient to whom such Award was granted.

4.5 Other Compensation Plans.    The adoption of this Plan shall not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6 Plan Binding on Successors.    This Plan shall be binding upon the successors and assigns of the Company.

4.7 References to Successor Statutes, Regulations and Rules.    Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.8 Issuances for Compensation Purposes Only.    This Plan is intended to constitute an “employee benefit plan,” as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

4.9 Invalid Provisions.    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10 Governing Law.    This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.11 Interpretation.    Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V

GENERAL AWARD PROVISIONS

5.1 Participation in the Plan.

(a) Eligibility to Receive Awards.    A person shall be eligible to receive grants of Awards under this Plan if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company; provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons, generally.

(b) Eligibility to Receive Incentive Stock Options.    Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c) Awards to Certain Eligible Persons.    Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2 Award Documents.    Each Award granted under this Plan must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3 Exercise of Stock Options.    No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. A Stock Option shall be deemed to be exercised when the Secretary or other designated officer of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11 or, with permission of the Administering Body, arrangement for such payment. Notwithstanding any other provision of this Plan, the Company and/or the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, any amounts required under Section 5.11, or any applicable section of the IRC.

5.4 Payment For Awards.

(a) Payment of Exercise Price.    The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b) Company Assistance.    The Company shall not assist any person to whom an Award is granted hereunder (including without limitation any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c) Cashless Exercise.    If permitted in any case by the Administering Body in its sole discretion, the exercise price for Awards may be paid by delivery of Common Stock to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that, subject to applicable laws and regulations, the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(d) No Precedent.    Recipients will have no rights to the exercise techniques described in Section 5.4(c), and the Company may offer or permit such techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.5 No Employment Rights.    Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body’s determination thereof shall be final and binding.

5.6 Restrictions Under Applicable Laws and Regulations.

(a) Consents, Approvals.    All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations it deems necessary shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b) No Registration Obligation; Recipient Representations.    The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7 Additional Conditions.    Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities acquired under any Award, provisions giving the Company the right to repurchase securities acquired under any Award in the event the Recipient elects to terminate employment with the Company or dispose of such securities, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8 No Privileges of Stock Ownership.    Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award, and the Company has issued such shares. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9 Nonassignability.    Unless the Administering Body shall otherwise determine on a case-by-case basis, no Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order. Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

5.10 Information to Recipients.

(a) The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

(b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan. The Company may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient’s obligations under this Section 5.10(b)).

5.11 Withholding Taxes.    Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of shares of Common Stock of the Company or by withholding a portion of shares otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

5.12 Legends on Awards and Stock Certificates.    Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

5.13 Effect of Termination of Employment on Awards.

(a) Termination of Vesting.    Awards will be exercisable by a Recipient (or the Recipient’s successor-in-interest) following such Recipient’s termination of employment with or service to the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b) Alteration of Vesting and Exercise Periods.    Notwithstanding anything to the contrary herein, (i) the Administering Body may, in its discretion, designate shorter or longer periods for the vesting or exercise of any Award, or the lapse of transfer or other restrictions pertaining thereto, following a Recipient’s termination of employment with the Company or any Affiliated Entity, provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient; and (ii) the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Award that had not become exercisable on or prior to the date of such termination or to extend the vesting period beyond the date of such termination.

(c) Leave of Absence.    In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards granted to such employee as the Administering Body in its discretion deems appropriate.

5.14 Limits on Awards to Eligible Persons.    Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one

Eligible Person shall be granted any Awards with respect to more than 100,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

5.15 Lock-Up Agreements.    Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.15.

ARTICLE VI

AWARDS

6.1 Stock Options.

(a) Nature of Stock Options.    Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b) Option Exercise Price.    The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant. Subject to approval by the stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

(c) Option Period and Vesting.    Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient’s employment by or service to the Company shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten years after the date the Stock Option is granted (or, for Nonqualified Stock Options, such date later than ten years after the Stock Option is granted as shall be determined in the discretion of the Administering Body) and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d) Termination.    Unless determined otherwise by the Administering Body in its sole discretion, Stock Options shall expire on the earliest of (i) one year from the date on which the Recipient ceases to be an Eligible Person for any reason other than death; (ii) one year from the date of the Recipient’s death; or (iii) with respect to each installment of such Stock Option, the fifth anniversary of the vesting date of such installment. If a Recipient who is an employee of the Company or any Affiliated Entity ceases for any reason to be such an employee, that portion of the Stock Option that has not yet vested shall terminate, unless the Administering Body accelerates the vesting schedule in its sole discretion (in which case, the Administering Body may impose whatever conditions it considers appropriate on the accelerated portion). Stock Options granted to a Recipient who is not such an employee may be made subject to such other termination provisions as determined appropriate by the Administering Body.

(e) Special Provisions Regarding Incentive Stock Options.

(i) Notwithstanding anything herein to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten years from the date of grant of such Incentive Stock Option, or the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii) If for any reason other than death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with or in service to the Company or any Affiliated Entity; and (B) three months after the date of termination of the Recipient’s employment or service.

(iii) If as a result of death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of termination of the Recipient’s employment or service.

(iv) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year shall not exceed $100,000.

(v) Award Documents evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the IRC.

(vi) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2 Performance Awards.

(a) Grant of Performance Awards.    The Administering Body shall determine in its discretion the pre-established, objective performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b) Payment of Performance Awards.    Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in shares of Common Stock valued at Fair Market Value as of the date payment is due.

6.3 Restricted Stock.

(a) Award of Restricted Stock.    The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

(b) Requirements of Restricted Stock.    All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i) No Transfer.    The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii) Certificates.    The Company may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii) Restrictive Legends.    Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Company deems necessary or appropriate to enforce such restrictions; and

(iv) Other Restrictions.    The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or shares of the same class are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c) Lapse of Restrictions.    The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

(d) Rights of Recipient.    Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e) Termination of Employment.    Unless the Administering Body in its discretion determines otherwise, if a Recipient’s employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4 Stock Appreciation Rights.

(a) Granting of Stock Appreciation Rights.    The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b) Stock Appreciation Rights Related to Options.

(i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable only when, and only to the extent that, the related Stock Option is exercisable, will not be transferable except to the extent that such related Stock Option may be transferable, will not expire later than the underlying Stock Option, and will be exercisable only when the Fair Market Value of the Common Stock subject to the underlying Stock Option exceeds the exercise price of such Stock Option.

(iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c) Stock Appreciation Rights Unrelated to Options.    The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.4(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the exercise price specified in the related Stock Option, the initial base amount specified in the Award shall be used.

(d) Limits.    Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

(e) Payments.    Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5 Stock Payments.    The Administering Body may approve Stock Payments of the Company’s Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash, on such terms and conditions as the Administering Body may determine. Stock Payments will replace such cash payments at the Fair Market Value of the Common Stock on the date payment is due.

6.6 Dividend Equivalents.    The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine. Notwithstanding the foregoing, the payment of a Dividend Equivalent with respect to a Stock Option intended to constitute Performance-Based Compensation shall not be contingent upon the exercise of such Stock Option.

6.7 Stock Bonuses.    The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

6.8 Stock Sales.    The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

6.9 Phantom Stock.    The Administering Body may grant Awards of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10 Other Stock-Based Benefits.    The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (a) by their terms might involve the issuance or sale of Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

6.11 Termination of Employment.    Except as otherwise provided for in this Plan or determined by the Administering Body in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, shall terminate upon termination for any reason of such Recipient’s employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

ARTICLE VII

REORGANIZATIONS

7.1 Corporate Transactions Not Involving a Change in Control.    If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2 Corporate Transactions Involving a Change in Control.    Unless otherwise set forth in an Award Document or in this Section 7.2, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then subject to Section 5.13 and Section 6.11, any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” means the Board as long as no Committee has been appointed and delegated authority by the Board and shall mean the Committee as long as the Committee is appointed and has been delegated authority and has not been disbanded by the Board.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(a) Any Person (other than a Permitted Transferee) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than:

(i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation); or

(ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d) Approval by the Stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Class A common stock of the Company, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

“Company” means Salem Communications Corporation, a Delaware corporation.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 25, 1999, which is the date this Plan was initially adopted by the Board.

“Eligible Person” means any director, officer, employee, consultant or advisor of the Company or of any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the 10th anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.9 of this Plan.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Payment Event” means the event or events giving rise to the right to payment of a Performance Award.

“Performance Award” means an Award payable in Common Stock that vests and becomes payable over a period of time upon attainment of pre-established, objective performance criteria established in connection with the grant of the Award.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a pre-established, objective performance goal. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award; provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e)(3) of the IRC.

“Permitted Transferee” means: (a) Edward G. Atsinger III, Stuart W. Epperson, or Nancy A. Epperson; (b) the spouse, child or grandchild of any of the persons described in (a); (c) a revocable trust funded by any of the persons described in (a); or (d) a trust for the benefit of any of the persons described in (a) so long as one of the persons described in (a) is the trustee of such trust.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9 of this Plan.

“Plan” means this Amended and Restated 1999 Stock Incentive Plan of the Company (as amended and restated through May 18, 2005).

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means an Eligible Person who has received an Award under this Plan.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Second Amendment to the Plan” means the Second Amendment to the Amended and Restated Salem Communications Corporation 1999 Stock Incentive Plan, dated as of June 11, 2003, which amended the Plan to increase the number of shares of Common Stock available under the Plan, among other things.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Payment” means a payment in shares of the Company’s Common Stock to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8 of this Plan.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

“Third Amendment to the Plan” means the Third Amendment to the Amended and Restated Salem Communications Corporation 1999 Stock Incentive Plan, dated as of May 18, 2005, which amended the Plan to increase the number of shares of Common Stock available under the Plan, among other things.

FORM OF PROXY CARD FOR CLASS A COMMON STOCK

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 18, 2005

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, on Wednesday, May 18, 2005, at 9:30 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 18, 2005. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote, FOR the approval of the amendment and restatement of Salem’s 1999 Stock Incentive Plan in Item 2, FOR the reapproval of the award limitation provision in Salem’s 1999 Stock Incentive Plan in Item 3, and FOR the ratification of Ernst & Young LLP as Salem’s independent registered public accounting firm in Item 4.

Address Change:	SALEM COMMUNICATIONS CORPORATION P.O. BOX 11213 NEW YORK, N.Y. 10203-0213

I plan to attend the Annual Meeting.

To change your address,

please mark this box and insert your new address in the space provided to the left side of this card.

To include any comments, please mark this box

☐ ☐ ☐
(Continued, and to be signed and dated on the reverse side.)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.			☐ Votes MUST be indicated ☒ in Black or Blue ink.

The BOARD OF DIRECTORS recommends a vote “FOR” all proposals.

1. To elect seven (7) members to the Board of Directors of Salem:	FOR all nominees listed below for whom stockholder is entitled to vote.† ☐	WITHHOLD AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote.† ☐		* EXCEPTIONS ☐

Nominees: Stuart W. Epperson Paul Pressler†		Edward G. Atsinger III David Davenport†	Eric H. Halvorson Richard A. Riddle	Roland S. Hinz

† The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Pressler.

(INSTRUCTIONS. To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) * Exceptions

2. Approval of the proposed Amendment and Restatement of Salem’s 1999 Stock Incentive Plan to increase by 1,500,000 the number of shares of Class A common stock reserved for issuance thereunder.		FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Reapproval of the provision in Salem’s 1999 Stock Incentive Plan establishing the maximum number of shares of Class A common stock available under awards to a single participant in any one calendar year.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Ratification of the selection of Ernst & Young LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2005.		FOR ☐	AGAINST ☐	ABSTAIN ☐

At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

ADDRESS AREA		Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Date: ______________
_______________________________________________
Share Owner sign here
_______________________________________________
Co-Owner sign here

FORM OF PROXY CARD FOR CLASS B COMMON STOCK

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 18, 2005

Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, on Wednesday, May 18, 2005, at 9:30 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 18, 2005. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote, FOR the approval of the amendment and restatement of Salem’s 1999 Stock Incentive Plan in Item 2, FOR the reapproval of the award limitation provision in Salem’s 1999 Stock Incentive Plan in Item 3, and FOR the ratification of Ernst & Young LLP as Salem’s independent registered public accounting firm in Item 4.

Address Change:	SALEM COMMUNICATIONS CORPORATION P.O. BOX 11213 NEW YORK, N.Y. 10203-0213

I plan to attend the Annual Meeting.

To change your address,

please mark this box and insert your new address in the space provided to the left side of this card.

To include any comments, please mark this box

☐ ☐ ☐
(Continued, and to be signed and dated on the reverse side.)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.		☐ Votes MUST be indicated ☒ in Black or Blue ink.

The BOARD OF DIRECTORS recommends a vote “FOR” all proposals.

1. To elect five (5) members to the Board of Directors of Salem:	FOR all nominees listed below for whom stockholder is entitled to vote.† ☐	WITHHOLD AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote.† ☐	* Exceptions ☐

Nominees: Stuart W. Epperson Roland S. Hinz		Edward G. Atsinger III Richard A. Riddle	Eric H. Halvorson

† The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Pressler.

(INSTRUCTIONS. To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) * Exceptions

2. Approval of the proposed Amendment and Restatement to Salem’s 1999 Stock Incentive Plan to increase by 1,500,000 the number of shares of Class A common stock reserved for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Reapproval of the provision in Salem’s 1999 Stock Incentive Plan establishing the maximum number of shares of Class A common stock available under awards to a single participant in any one calendar year.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Ratification of the selection of Ernst & Young LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

ADDRESS AREA	Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Date:
____________________________________________
Share Owner sign here
____________________________________________
Co-Owner sign here